UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2011
REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway Carrollton, Texas	75007

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Realpage, Inc. (the “Company” or “we” or “us”) filed a Form 8-K, with the Securities and Exchange Commission on August 25, 2011 (the “Original Filing”) to report the completion of its acquisition of Multifamily Technology Solutions, Inc. (“MTS”). In the Original Filing, we stated that required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited financial statements of MTS as of December 31, 2010 and 2009 and for the years then ended and unaudited financial statements as of June 30, 2011 and 2010 and for the three and six month periods then ended are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma financial information with respect to the Company’s acquisition of MTS is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(c) Exhibits

Exhibit
No.	Description

23.1	Consent of Deloitte and Touche LLP.

99.1
Multifamily Technology Solutions, Inc. audited financial statements as of December 31, 2010 and 2009 and for the years then ended and unaudited financial statements as of June 30, 2011 and 2010 and for the three and six month periods then ended.

99.2
Unaudited combined condensed pro forma statement of operations for the year ended December 31, 2010, three months ended June 30, 2011 and six months ended June 30, 2011 and the unaudited combined condensed pro forma balance sheet at June 30, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ Timothy J. Barker
Timothy J. Barker
Chief Financial Officer
Date: November 3, 2011

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Deloitte and Touche LLP.

99.1
Multifamily Technology Solutions, Inc. audited financial statements as of December 31, 2010 and 2009 and for the years then ended and unaudited financial statements as of June 30, 2011 and 2010 and for the three and six month periods then ended.

99.2
Unaudited combined condensed pro forma statement of operations for the year ended December 31, 2010, three months ended June 30, 2011 and six months ended June 30, 2011 and the unaudited combined condensed pro forma balance sheet at June 30, 2011.